Exhibit 10.01

KEY: [SO/ {TEXT}]  MEANS STRIKE OUT
     [DBL/ {TEXT}] MEANS DOUBLE UNDERLINING


Cumulative amendment (this amendment) dated as of May 28, 1996 to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of July 23, 1993 as amended and restated as of May 31, 1994 (as so amended and restated, together with its Exhibits and Schedules, the 1994 Agreement), and as further amended by the amendment dated as of May 30, 1995 (the 1995 Amendment), among

o     Smith Barney Holdings Inc. (formerly Smith Barney Shearson
      Holdings Inc.), a Delaware corporation,

o     the Lenders,

o     Bank of America National Trust and Savings Association,
      Chemical Bank,
      Citibank, N.A. and
      Credit Lyonnais New York Branch,
         as Managing Agents,

o     Bank of Montreal,
      The Bank of New York,
      The Bank of Tokyo -- Mitsubishi Trust Company,
      Barclays Bank PLC,
      Canadian Imperial Bank of Commerce,
      Deutsche Bank AG New York Branch and/or Cayman
        Islands Branch,
      First Union National Bank
      Fleet National Bank
      Mellon Bank, N.A.
      Morgan Guaranty Trust Company of New York
      NationsBank, N.A. (South),
      PNC Bank, National Association
      Royal Bank of Canada,
      Societe Generale, New York Branch and
      Wells Fargo Bank, N.A.,
         as Co-Agents, and

o     Chemical Bank,
         as Administrative Agent
------------------------------------------------------------

The parties, intending to be legally bound, agree as follows:


      1  Terms, etc.           Except as otherwise stated in this amendment,
                               terms used in this amendment that are defined in
      a  defined terms         the 1994 Agreement shall have the meanings given
                               them in the 1994 Agreement.

--------------------------------------------------------------------------------

      b  section references    Except as otherwise stated, page and section
                               references are to the 1994 Agreement.

      c  revision markings     Except as otherwise stated, in this amendment,
                               where a section is shown as amended by this amendment, new language is shown [DBL/ double underlined], deleted language is shown in [SO/ strikeout], and language that is unchanged is indicated by an ellipsis (...). Deleted language, double underlining and ellipses are for convenience only and are not part of the 1994
                               Agreement as amended by this amendment (as so amended, the 1996 Agreement). New and deleted language are shown with reference to the 1994
                               Agreement as amended by the 1995 Amendment. Where a provision is carried over from the 1995
                               Amendment, a bracketed notation to that effect is made in the relevant heading.

   2  1995 Amendment           Except to the extent restated in this amendment,
                               the provisions of the 1995 Amendment shall be of no further effect.

   3  Amendments               The 1994 Agreement is amended as follows:

      a  Agents                The terms 'Managing Agent' and 'Co-Agent' shall
                               each refer to the financial institutions identified as such above.

      b  Smith Barney          On June 1, 1994, Smith Barney Shearson Holdings
             Holdings          Inc. changed its name to 'Smith Barney Holdings
                               Inc.' Accordingly, all occurrences of 'Smith
                               Barney Shearson Holdings Inc.' are replaced by
                               'Smith Barney Holdings Inc.'

      c  Smith Barney Inc.     On June 1, 1994, Smith Barney Shearson Inc.
                               changed its name to 'Smith Barney Inc.'
                               Accordingly,

                               o The definition of 'SBS' in section 1.01 (p 31)
                                 is deleted.

                               o A new definition is inserted immediately
                                 following the definition of 'SIPC' in Section
                                 1.01 to read:

                                    "Smith Barney" shall mean Smith Barney Inc.,
                                     ------------
                                 a Delaware corporation and a wholly owned subsidiary of the Borrower. Smith Bar-

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                                 ney was formerly called Smith Barney Shearson
                                 Inc. and before that Smith Barney, Harris Upham & Co. Incorporated.

                               o All occurrences of 'Smith Barney Shearson Inc.'
                                 (except for the occurrence in the new
                                 definition of 'Smith Barney') shall be replaced by 'Smith Barney Inc.,' and all occurrences of 'SBS' shall be replaced by 'Smith Barney.'

      d  Travelers Group Inc.  On April 26, 1995, The Travelers Inc. changed its name to Travelers Group Inc. Accordingly, the definition of 'Travelers' in section 1.01 (p 33) shall read (revisions not marked):

                                    "Travelers" shall mean Travelers Group Inc.,
                                     ---------
                                 a Delaware corporation, of which the Borrower is a subsidiary. Prior to April 26, 1995, Travelers was named The Travelers Inc. and prior to January 1, 1994, Travelers was named Primerica Corporation.

      e  Applicable Fee        The table in the definition of 'Applicable Fee
             Percentage        Percentage' in Section 1.01 (p 5) shall read:

            ================================================================
                          Ratings                         Facility
                          -------                         --------
                    Applicable to Index                     Fee
                    -------------------                     ---
                           Debt
                           ----
            ----------------------------------------------------------------
              Category 1
              ----------
              A- or higher by S&P              [SO/ .1500%][DBL/ .1250%]
              A3 or higher by
              Moodys
            ----------------------------------------------------------------
              Category 2
              ----------
              BBB+, BBB by S&P                 [SO/ .2000%][DBL/ .1875%]
              Baa1, Baa2 by Moodys
            ----------------------------------------------------------------
              Category 3
              ----------
              BBB- by S&P                                  .2500%
              Baa3 by Moody's
            ----------------------------------------------------------------

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            ----------------------------------------------------------------
              Category 4
              ----------
              BB+ or below* by S&P                         .3750%
              Ba1 or below* by
              Moody's
            ================================================================

              * or unrated


      f  Applicable Margin     The table in the definition of 'Applicable
                               Margin' in Section 1.01 (p 6) shall read:

            ================================================================
                                     Eurodollar
                                     ----------
                    Ratings            Standby      CD Loan        ABR Loan
                    -------            -------      -------        --------
                Applicable to           Loan         Margin         Margin
                -------------           ----         ------         ------
                  Index Debt           Margin
                  ----------           ------
            ----------------------------------------------------------------
              Category 1
              ----------
              A- or higher by
              S&P                    [SO/ .2000%]   [SO/ .3250%]       0%
              A3 or higher by        [DBL/ .2250%]  [DBL/ .3500%]
              Moodys
            ----------------------------------------------------------------
              Category 2
              ----------
              BBB+, BBB by S&P       [SO/ .3000%]   [SO/ .4250%]       0%
              Baa1, Baa2 by          [DBL/ .3125%]  [DBL/ .4375%]
              Moodys
            ----------------------------------------------------------------
              Category 3
              ----------
              BBB- by S&P            .3750%         .5000%             0%
              Baa3 by Moody's
            ----------------------------------------------------------------
              Category 4
              ----------
              BB+ or below* by       .6250%         .7500%          .500%
              S&P
              Ba1 or below* by
              Moody's
            ================================================================

              * or unrated

      g  Maturity Date         The definition of 'Maturity Date' in Section 1.01
                               (p 3 of the 1995 Amendment) shall read:

                                    "Maturity Date" shall mean [SO/ May 30,
                                     -------------
                                 1998] [DBL/ May 28, 1999].

      h  Required Lenders      The definition of 'Required Lenders' in Section
         [unchanged from 1995  1.01 (p 4 of 1995 Amendment) shall read:

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                   Amendment]       "Required Lenders" shall mean, at any time,
                                     ----------------
                                 Lenders having Commitments representing at least 66-2/3% of the Total Commitments or, for purposes of actions taken to accelerate Loans under Article VII, Lenders holding Loans representing at least 66-2/3% of the aggregate principal amount of the Loans outstanding.

      i  Significant Subsidi-  The definition of 'Significant Subsidiary' in ary  Section 1.01 (p 31) shall read:

                                    "Significant Subsidiary" shall mean at any
                                     ----------------------
                                 time [SO/ MMC, SBA, SSI,] Smith Barney and any other Subsidiary which at such time shall be a "significant subsidiary" of the Borrower within the meaning of Rule 1-02 of Regulation S-X of the SEC as in effect on the date hereof.

      j  deleted definitions   The definitions of 'Acquisition,' 'MMC,' '1993
                               364-Day Facility,' 'Refinancing Facility,' 'SBA,'
                               'SBH Subordinated Loan,' 'SBI,' 'SLB' and 'SSI' in Section 1.01 are deleted.

              k  Lenders and   Schedule 2.01, which shows the name and address
                 Commitments   of each Lender, its contact person (with phone
                               and telecopy number) and its Commitment, is replaced by Schedule 2.01 to this amendment.
                               References in this amendment to the Lenders shall refer to the Lenders as shown on Schedule 2.01 to this amendment. On and as of the Effective Date, the Lenders shall make any necessary payments, assignments and purchases among themselves so that any outstanding Loans will be held by the Lenders ratably in accordance with the Commitments set forth on Schedule 2.01 to this Amendment. The Administrative Agent shall determine the final payments, assignments or purchases necessary to effect the transactions contemplated by the preceding sentence, which shall be deemed to have been effected in accordance with Section 9.04, 'Successors and Assigns,' of the 1996 Agreement.

                  l  funding   Section 2.02 (c) (p 17) shall read:

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                                    (c) Subject to Section 2.05, each Lender
                                 shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 11:00 a.m., New York City time [DBL/ (or 2:00 p.m., New York City time, in the case of an ABR Loan to be made on the same day as a Standby Borrowing Request therefor is given)], and the Administrative Agent shall by 2:00 p.m., New York City time [DBL/ (or 5:00 p.m., New York City time, in the case of such an ABR
                                 Loan)], credit the amounts so received to the general deposit account of the Borrower with the Administrative Agent ....

           m  Notice for ABR   Clause (c) of the first sentence of Section 2.04,
                   Borrowing   'Standby Borrowing Procedure' (p 41), shall read:

                                    ... (c) in the case of an ABR Borrowing, not
                                 later than [SO/ 9:30] [DBL/ 11:00] a.m., New
                                 York City time, on the same Business Day of a proposed borrowing.

            n  environmental   Section 3.16, 'Environmental and Safety Matters'
              representation   (p 66) and the related Schedule 3.16 are deleted.

       o  added condition to   A new paragraph (d) is added to Article IV,
                     lending   'Conditions of Lending' (p 67), immediately
                               following paragraph (c) to read as follows:

                                    (d) At the time of and immediately after
                                 such Borrowing, no "Default" and no "Event of Default" (as such terms are defined in the Other Bank Facility) shall have occurred and be continuing under the Other Bank Facility.

                               and the last sentence of Article IV shall read:

                                    Each Borrowing shall be deemed to constitute
                                 a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (b)[DBL/ ,] [SO/ and]
                                 (c) [DBL/ and (d)] of this Article IV.

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                  p  Reports   Section 5.04(d) (p 70) shall read:

                                    (d) promptly after the filing with or
                                 submission thereof to the NYSE or the SEC, a complete copy of each monthly and quarterly FOCUS Report of Smith Barney [SO/ and any reports filed by MMC or SBA with the SEC, NYSE or any similar regulatory authority];

      q  Notice of affiliate   Section 5.05(c) (p 71) shall read:
                 transactions
                                 (c) all communications given by the Borrower or Smith Barney to, or received by the Borrower or Smith Barney from, the SEC, NASD, NYSE, or any similar regulatory authorities (x) pursuant to Rule 15c3-1 regarding [SO/ (i)] proposed or actual capital withdrawals from Smith Barney of $5,000,000 or more or [SO/ (ii) advances or loans to affiliates by Smith Barney of $5,000,000 or more, (iii) other material affiliate transactions of Smith Barney or (iv)] any order or other restriction imposed by any such authority limiting or prohibiting capital withdrawals from Smith Barney or (y) regarding any material violations of rules or regulations applicable to Smith Barney.

           r  Use of Proceeds  Section 5.08 (p 72) shall read:

                                    SECTION 5.08. Use of Proceeds. Use the
                                                  ---------------
                                 proceeds of the Loans only for general
                                 corporate purposes not otherwise prohibited by the provisions of this Agreement, including to repay existing Indebtedness[SO/ ,] [DBL/ or] to make loans or advances to Subsidiaries [SO/ and to finance a portion of the cash purchase price payable to SLB in the Acquisition].

                s  Affiliate
                transactions   Subsections (a), (c) and (d) of Section 6.04 (p
                               75), which restrict loans or advances to or by non-subsidiary affiliates, are deleted so that the section reads (deleted language not shown):

                                    SECTION 6.04. [DBL/ Subordinated] Loans and
                                                   ----------------------------

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                                 Advances [DBL/ to Subsidiaries]. Make or permit
                                 ------------------------------
                                 to exist any loans or advances to any
                                 Subsidiary which constitute Subordinated
                                 Indebtedness of such Subsidiary, other than (i) Qualifying Subordinated Indebtedness of Smith Barney owed to the Borrower, (ii) Subordinated Indebtedness owed to the Borrower or a Subsidiary by domestic or foreign regulated securities Subsidiaries and (iii) approximately $19,000,000 of existing Subordinated Indebtedness of Smith Barney owed to a subsidiary of Smith Barney.

                t  Net worth   Section 6.09 (p 78) shall read:

                                    SECTION 6.09. Consolidated Adjusted Net
                                                  -------------------------
                                 Worth. At any time after [SO/ the Closing Date]
                                 -----
                                 [DBL/ December 31, 1995] permit Consolidated
                                 Adjusted Net Worth of the Borrower to be less than the sum of (i) [SO/ $1,350,000,000][DBL/
                                 $1,600,000,000] plus (ii) an amount equal to
                                 the sum of (A) 25% of the Borrower's
                                 Consolidated Net Income in each fiscal year
                                 ending after December 31, [SO/ 1992,][DBL/
                                 1995], if any, in which such Consolidated Net
                                 Income is positive and (B) .....

           u  Maintenance of   Section 6.10 (p 78) shall read:
                   liquidity
                                    SECTION 6.10. Maintenance of liquidity.
                                                  ------------------------
                                 Permit (i) the sum of (a) ... plus (d) the
                                                               ----
                                 aggregate amount of undrawn commitments under the Revolving Credit Facilities[SO/ , any Refinancing Facility] and any [SO/ other]
                                 Qualifying Committed Credit Facility, .... For
                                 purposes of this Section 6.10, during the 60-day period immediately prior to the maturity date or scheduled termination date of the Other Bank Facility [SO/ or any Refinancing Facility], all undrawn commitments under the Other Bank Facility [SO/ or such Refinancing Facility] shall be disregarded and all outstanding borrowings under the Other Bank Facility [SO/ or such Refinancing Facility], to the extent not due and payable, shall also be disregarded.

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      v  Double leverage, SBI  Section 6.14, 'Double Leverage' (p 79), Section
             subsidiaries and 6.15, 'SBI Subsidiaries' (p 80) and Section 6.16, capital investments 'Capital Investments in Certain Significant
                               Subsidiaries' (p 80), are deleted, as are the references to such sections in Section 5.04(c).

      w  notice of default in  Paragraph (c) of Article VII, 'Events of Default'
          payment of interest  (p 80) shall read:
                      or fees
                                    (c) default shall be made in the payment of
                                 any interest on any Loan or any Fee or any other amount (other than an amount referred to in (b) above) due under this Agreement, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days [DBL/ after written notice thereof from the Administrative Agent or any Lender is received by the Borrower];

            x  cross default   Paragraph (g) of Article VII (p 81) shall read:

                                    (g) the Borrower or any Significant
                                 Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due under the Other Bank Facility or due in respect of any other Debt in a principal amount of [SO/ $25,000,000] [DBL/ $50,000,000] or more, when and as the same shall become due and payable
                                 (after expiration of any applicable grace
                                 period specified in any instrument or agreement evidencing or governing such Debt), or (ii)
                                 ....

      y  Non-voting preferred  Paragraph (n) of Article VII (p 3 of the 1995 stock  Amendment) shall read:

                                    (n) the Borrower shall, on and after [SO/
                                 the Closing Date][DBL/ May 28, 1996], cease to own directly 100% of the capital stock of Smith Barney, [SO/ MMC, SBA or SSI(] other than[SO/ , in the case of Smith Barney,] shares of nonvoting, nonconvertible preferred stock of Smith Barney issued to one or more registered broker-dealers [SO/ , pro-]

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                                 [SO/ vided that the aggregate redemption value
                                 of all of such stock shall at no time exceed
                                 $25,000,000)];

           z  SIPC proceeding  Paragraph (p) of Article VII (p 84) shall read:

                                    (p) SIPC shall apply for a protective decree
                                 with respect to Smith Barney as provided in SIPA [DBL/ , and such action is not dismissed within 10 days];

            aa Maturity of SB  To reflect the extension of certain of Smith
                 Subordinated Barney's Subordinated Indebtedness to the Indebtedness [partly Borrower:
         from 1995 Amendment]
                               o Section 1.1 of Exhibit E, 'Terms of the
                                 Borrower's Subordinated Loans to Smith Barney,' shall read:

                                    The Advances. The Borrower shall make
                                 Advances to Smith Barney from time to time from the effective date of this agreement to June
                                 25, [SO/ 1995] [DBL/ 1999]....

                               o Section 1.3 of Exhibit E shall read:

                                    Repayment. Smith Barney shall repay the
                                 aggregate unpaid principal amount of each Advance on June 25, [SO/ 1996] [DBL/ 2000].

                               o 'June 25, 1996' in the first paragraph of
                                 Exhibit A to Exhibit E, 'Subordinated
                                 Promissory Note,' shall be replaced by 'June
                                 25, 2000.'

            4  Effective date  This amendment shall become effective on the later of May 28, 1996 or the first date on which all of the following conditions are satisfied (the later of such dates being the Effective
                               Date):

           a  signature pages  The Borrower, the Administrative Agent and each
                               Managing Agent and Lender have executed and delivered to the Administrative Agent an original or telecopied signature page to this amendment.

      b  representations and   The representations and warranties in Article III
                  warranties   of the 1996 Agreement shall be true in all
                               material respects as of the Effective Date, except to the extent the representations and warranties expressly relate to an earlier

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                               date. In addition, the Borrower represents and
                               warrants to each Lender that, as of the Effective Date, there will not have occurred a material adverse change since March 31, 1996 in the consolidated financial condition, assets or result of operations of the Borrower and the Subsidiaries, taken as a whole (it being understood that, unless a general market decline results in such a material adverse change, it shall not be deemed to constitute such a material adverse change).

               c  compliance   The Borrower is in compliance with all of the
                               terms of the 1996 Agreement, and no Default or Event of Default under the 1996 Agreement is continuing.

            d  legal opinion   The Administrative Agent has received a favorable
                               written opinion of the General Counsel of the Borrower, dated the Effective Date and addressed to the Lenders under the 1996 Agreement, covering, for the 1996 Agreement, substantially those matters covered by the opinion dated May
                               31, 1994 delivered in connection with the closing of the 1994 Agreement.

            e  legal matters   All legal matters incident to the 1996 Agreement
                               are satisfactory to the Lenders under the 1996
                               Agreement and to Cravath, Swaine & Moore, counsel to the Administrative Agent (in such capacity, Cravath).

             f  certificates   The Administrative Agent has received

                               (i) a copy of the Borrower's certificate of incorporation as in effect on the Effective Date, certified as of a recent date by the Delaware Secretary of State, and a certificate as of a recent date from such Secretary of State as to the Borrower's good standing;

                               (ii) a certificate of the Borrower's Secretary or Assistant Secretary dated the Effective Date and certifying

                               o that attached is a true and complete copy of
                                 the by-laws of the Borrower as in effect on the Effective Date,that attached is a true and complete copy of resolutions duly adopted by the Borrower's board of directors authorizing the execution, delivery and performance of this amendment, and that such

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                                 resolutions are in full force and effect,

                               o that the Borrower's certificate of
                                 incorporation has not been amended since the date of the last amendment shown on the certificate of good standing furnished pursuant to clause (i) above, and as to the identity of each officer executing this amendment or any other document delivered on behalf of the Borrower in connection with this amendment; and

                               (iii) such other documents as the Lenders or Cravath reasonably request.

                g  officer's   The Administrative Agent has received a
                 certificate   certificate, dated the Effective Date and signed
                               by a Financial Officer of the Borrower,
                               confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) above.

                 5  Expenses   The Borrower shall reimburse the Administrative
                               Agent for its reasonable out-of-pocket expenses in connection with this amendment, including
                               Cravath's reasonable fees and disbursements.

             6  New York law   This amendment shall be governed by and construed
                               in accordance with the laws of the State of New
                               York.


                              Smith Barney Holdings Inc.


                              By: /s/ Michael Yellin
                                 ----------------------------------------
                                      Treasurer


                              By: /s/ Joseph J. Martinelli
                                 ----------------------------------------
                                      Assistant Treasurer


                              Chemical Bank,
                                individually, as Managing Agent and as
                                Administrative Agent


                              By: /s/ Robert J. Gould
                                 ----------------------------------------
                                      Managing Director

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                              Bank of America National Trust and Savings
                                 Association,
                                 individually and as Managing Agent


                              By: /s/ Robert A. Jennings
                                 ----------------------------------------
                                      Managing Director


                              Citibank, N.A.,
                                 individually and as Managing Agent


                              By: /s/ David A. Dodge
                                 ----------------------------------------
                                      Vice President and Attorney-in-Fact


                              Credit Lyonnais New York Branch,
                                 individually and as Managing Agent


                              By: /s/ Renaud d'Herbes
                                 ----------------------------------------
                                      Senior Vice President


                              Bank of Montreal


                              By: /s/ Pamela M. Tebbutt
                                 ----------------------------------------
                                      Director


                              The Bank of New York


                              By: /s/ Brian A. Ruane
                                 ----------------------------------------
                                      Vice President


                              The Bank of Tokyo -- Mitsubishi Trust
                                 Company


                              By: /s/ David H. Place
                                 ----------------------------------------
                                      Vice President

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                              Barclays Bank PLC


                              By: /s/ Karen M. Wagner
                                 ----------------------------------------
                                      Associate Director


                              Canadian Imperial Bank of Commerce


                              By: /s/ Gerald J. Girardi
                                 ----------------------------------------
                                      Authorized Signatory


                              Deutsche Bank AG New York Branch
                                and/or Cayman Islands Branch


                              By: /s/ Marc A.G. Gorr
                                 ----------------------------------------
                                      Assistant Vice President


                              By: /s/ Robert M. Powers
                                 ----------------------------------------
                                      Assistant Vice President


                              First Union National Bank


                              By: /s/ Alan Lilienthal
                                 ----------------------------------------
                                      Vice President


                              Fleet National Bank


                              By: /s/ Jane C. Lee
                                 ----------------------------------------
                                      Vice President


                              Mellon Bank, N.A.


                              By: /s/ William F. Casey, III
                                 ----------------------------------------
                                      Vice President

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                              Morgan Guaranty Trust Company of New York


                              By: /s/ Richard Ungaro
                                 ----------------------------------------
                                      Vice President


                              NationsBank, N.A. (South)


                              By: /s/ James F. Dever, Jr
                                 ----------------------------------------
                                      Senior Vice President


                              PNC Bank, National Association


                              By: /s/ Brenda J. Peck
                                 ----------------------------------------
                                      Vice President


                              Royal Bank of Canada


                              By: /s/ Terry L. Grant
                                 ----------------------------------------
                                      Manager


                              Societe Generale, New York Branch


                              By: /s/ Sean M.G. Bradley
                                 ----------------------------------------
                                      Vice President


                              Wells Fargo Bank, N.A.


                              By: /s/ Robert C. Meyer
                                 ----------------------------------------
                                      Vice President


                              By: /s/ Jonathan S. David
                                 ----------------------------------------
                                      Assistant Vice President

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                              Banque Paribas New York Branch


                              By: /s/ C.T. Spinnen
                                 ----------------------------------------
                                      Senior Vice President


                              By: /s/ Frank Sodano
                                 ----------------------------------------
                                      Vice President


                              Barnett Bank of Palm Beach County


                              By: /s/ D. Mark Seale
                                 ----------------------------------------
                                      Vice President


                              The Dai-Ichi Kangyo Bank, Ltd., New York Branch


                              By: /s/ Matthew G. Murphy
                                 ----------------------------------------
                                      Vice President


                              Norwest Bank Minnesota, N.A.


                              By: /s/ Douglas B. Niemann
                                 ----------------------------------------
                                      Commercial Banking Officer


                              AmSouth Bank N.A.


                              By: /s/ R. Mark Graf
                                 ----------------------------------------
                                      Vice President


                              Arab Bank PLC


                              By: /s/ Peter Boyadjian
                                 ----------------------------------------
                                      Senior Vice President

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                              Banca Commerciale Italiana, New York Branch


                              By: /s/ Charles Dougherty
                                 ----------------------------------------
                                      Vice President


                              By: /s/ Sarah Kim
                                 ----------------------------------------
                                      Assistant Vice President


                              Bank Brussels Lambert, New York Branch


                              By: /s/ Eileen Stekeur
                                 ----------------------------------------
                                      Assistant Vice President


                              By: /s/ Dominick H.J. Vangaever
                                 ----------------------------------------
                                      Vice President


                              Bank of Hawaii


                              By: /s/ Alison Sierens
                                 ----------------------------------------
                                      Assistant Vice President


                              Banque Nationale de Paris, New York Branch


                              By: /s/ Riva L. Howard
                                 ----------------------------------------
                                      Vice President


                              By: /s/ William Shaheen
                                 ----------------------------------------
                                      Vice President


                              Credit Suisse


                              By: /s/ Joseph M. Colgan
                                 ----------------------------------------
                                      Member of Senior Management


                              By: /s/ Anthony Giordano
                                 ----------------------------------------
                                      Associate

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                              The First National Bank of Boston


                              By: /s/ Charles A. Garrity
                                 ----------------------------------------
                                      Vice President


                              Gulf International Bank, B.S.C.


                              By: /s/ Abdel-Fattah Tahoun
                                 ----------------------------------------
                                      Senior Vice President


                              By: /s/ Haytham F. Khalil
                                 ----------------------------------------
                                      Assistant Vice President


                              Bayerische Hypotheken- und Wechsel-Bank,
                                 Aktiengesellschaft, New York Branch


                              By: /s/ Wolfgang H. Haugk
                                 ----------------------------------------
                                      First Vice President


                              By: /s/ Wolfgang Novotny
                                 ----------------------------------------
                                      Vice President


                              The Industrial Bank of Japan, Limited,
                                 New York Branch


                              By: /s/ Takeshi Kawano
                                 ----------------------------------------
                                      Senior Vice President


                              Istituto Bancario San Paolo di Torino S.p.A.


                              By: /s/ Cathy R. Lesse
                                 ----------------------------------------
                                      Vice President


                              By: /s/ Robert Wurster
                                 ----------------------------------------
                                      First Vice President

--------------------------------------------------------------------------------

                              Kredietbank N.V.


                              By: /s/ John F. Donohoe
                                 ----------------------------------------
                                      Assistant Treasurer


                              By: /s/ Robert Snauffer
                                 ----------------------------------------
                                      Vice President


                              National Australia Bank Limited
                                 ACN 004044937


                              By: /s/ Michael G. McHugh
                                 ----------------------------------------
                                      Vice President


                              The Northern Trust Company


                              By: /s/ Curtis C. Tatham, III
                                 ----------------------------------------
                                      Commercial Banking Officer


                              The Sakura Bank, Limited New York Branch


                              By: /s/ Masahiro Nakajo
                                 ----------------------------------------
                                      Senior Vice President & Manager


                              The Sanwa Bank, Limited, New York Branch


                              By: /s/ Jean-Michel Fatovic
                                 ----------------------------------------
                                      Vice President


                              The Sumitomo Bank, Limited, New York Branch


                              By: /s/ Yoshinori Kawamura
                                 ----------------------------------------
                                      Joint General Manager

--------------------------------------------------------------------------------

                              Union Bank of Switzerland


                              By: /s/ Mark T. Lancaster
                                 ----------------------------------------
                                      Vice President


                              By: /s/ Richard W. Fortney
                                 ----------------------------------------
                                      Managing Director


                              The Boatmen's National Bank of St. Louis


                              By: /s/ Timothy L. Drone
                                 ----------------------------------------
                                      Vice President


                              The First National Bank of Maryland


                              By: /s/ Stewart T. Shettle
                                 ----------------------------------------
                                      Vice President


                              Australia and New Zealand Banking Group Limited


                              By: /s/ Amit K. Walia
                                 ----------------------------------------
                                      First Vice President


                              Bank Austria Aktiengesellschaft


                              By: /s/ Clark P. Davis
                                 ----------------------------------------
                                      Vice President


                              By: /s/ J. Anthony Seay
                                 ----------------------------------------
                                      Vice President


                              Branch Banking and Trust Co.


                              By: /s/ Allan M. Bookout
                                 ----------------------------------------
                                      Vice President

--------------------------------------------------------------------------------

                              Banca Nazionale del Lavoro S.p.A. -- New
                                 York Branch


                              By: /s/ Giulio Giovine
                                 ----------------------------------------
                                      Vice President


                              By: /s/ Giuliano Violetta
                                 ----------------------------------------
                                      First Vice President


                              CARIPLO-Cassa di Risparmio delle Provincie
                                 Lombarde S.p.A., Grand Cayman Branch


                              By: /s/ Anthony F. Giobbi
                                 ----------------------------------------
                                      Vice President


                              By: /s/ Renato Bassi
                                 ----------------------------------------
                                      First Vice President


                              Compagnie Financiere de CIC et de l'Union
                                 Europeenne


                              By: /s/ Dora DeBlasi Hyduk
                                 ----------------------------------------
                                      Vice President


                              By: /s/ Eric Longuet
                                 ----------------------------------------
                                      Vice President


                              Commerzbank AG


                              By: /s/ Jurgen Boysen
                                 ----------------------------------------
                                      Senior Vice President


                              By: /s/ William M. Early
                                 ----------------------------------------
                                      Vice President

--------------------------------------------------------------------------------

                              Banco di Napoli, S.p.A.


                              By: /s/ Vito Spada
                                 ----------------------------------------
                                      Executive Vice President


                              By: /s/ Claude P. Mapes
                                 ----------------------------------------
                                      First Vice President


                              The Mitsubishi Trust and Banking Corporation,
                                 New York Branch


                              By: /s/ Patricia Loret de Mola
                                 ----------------------------------------
                                      Senior Vice President


                              Banca Monte dei Paschi di Siena, S.p.A.,
                                 New York Branch


                              By: /s/ S.M. Sondak
                                 ----------------------------------------
                                      First Vice President &
                                      Deputy General Manager


                              By: /s/ Brian R. Landy
                                 ----------------------------------------
                                      Vice President


                              Standard Chartered Bank


                              By: /s/ Angela Perry
                                 ----------------------------------------
                                      Senior Vice President


                              Svenska Handelsbanken


                              By: /s/ Geoffrey Walker
                                 ----------------------------------------
                                      Senior Vice President


                              By: /s/ H.N. Bacon
                                 ----------------------------------------
                                      Vice President

--------------------------------------------------------------------------------

                              Toronto-Dominion (New York), Inc.


                              By: /s/ Kimberly Burleson
                                 ----------------------------------------
                                      Vice President


                              Bankers Trust Company


                              By: /s/ Robert P. Tinari
                                 ----------------------------------------
                                      Managing Director


                              Banco Central Hispanoamericano S.A.


                              By: /s/ Louis Ferreira
                                 ----------------------------------------
                                      Vice President


                              The Chase Manhattan Bank, N.A.


                              By: /s/ Robert J. Gould
                                 ----------------------------------------
                                      Managing Director


                              Lloyds Bank Plc


                              By: /s/ Michael J. Gilligan
                                 ----------------------------------------
                                      Vice President


                              By: /s/ Stephen J. Attree
                                 ----------------------------------------
                                      Assistant Vice President